SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report                          December 19, 2000
(Date of earliest event reported)       (December 18, 2000)

                      VANGUARD AIRLINES, INC.
      (Exact name of registrant as specified in its charter)



DELAWARE
(State or other jurisdiction of incorporation)
0-27034             (Commission File Number)
48-1149290          (I.R.S. Employer Identification No.)



533 Mexico City Avenue, Kansas City International Airport, Kansas
City, MO  64153
(Address of principal executive offices including zip code)



Registrant's telephone number, including area code (816) 243-2100

ITEM 5.   OTHER EVENTS.


Vanguard Airlines, Inc. (the "Company") issued a press release on December 18, 2000, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing that it completed a $7.5 million private placement of units of securities.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(c) EXHIBITS. The following Exhibits are filed with this report:


EXHIBIT NO.             DESCRIPTION

     99                 Press Release, issued December 18, 2000.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        VANGUARD AIRLINES, INC.



                        By:/s/ Jeff S. Potter
                           ------------------------
                             Jeff S. Potter
                             President and Chief Executive
                             Officer


Date:          December 19, 2000

FOR IMMEDIATE RELEASE
DECEMBER 18, 2000

CONTACT:  Alan Carr
816-243-2136

acarr@flyvanguard.com

               VANGUARD AIRLINES ANNOUNCES
               COMPLETION OF PRIVATE PLACEMENT

Kansas City, MO -- Vanguard Airlines, Inc. (NasdaqSC: VNGD) ("Vanguard" or the "Company") announced today that it completed a $7.5 million private placement of units of securities (the "Units"), each Unit consisting of the Company's Series B Convertible Preferred Stock, par value $.001 ("Series B Preferred Stock"), and a common stock purchase warrant. The Company converted $3.5 million of outstanding debt and received $4.0 million in cash proceeds. The share price of the newly issued stock when converted to Common Stock was $1.17 per share. The Series B Preferred Stock is convertible into an aggregate 6,410,256 shares of Common Stock at any time. The Company also issued an additional 1,100,505 shares of Common Stock pursuant to anti-dilution protection granted in connection with the private placement of Common Stock completed in September 2000. Also, in accordance with the Certificate of Designation of the Company's Series A Preferred Stock, the Company adjusted the conversion factor of its outstanding shares of Series A Preferred Stock; the Series A Preferred Stock is now convertible into 2,584,291 shares of Common Stock. As of December 15, 2000, there are a total of 29,566,409 shares of Common Stock and shares immediately convertible into Common Stock outstanding.

Kansas City-based Vanguard Airlines, which began service in December 1994, is a value-priced, 100 percent ticketless passenger airline. The airline provides convenient, scheduled jet service to thirteen cities: Atlanta, Austin (beginning Jan. 7,
2001), Buffalo/Niagara Falls, Chicago-Midway, Dallas/Ft. Worth, Denver, Kansas City, Los Angeles, Minneapolis/St. Paul, Myrtle Beach, New York-LaGuardia, New Orleans and Pittsburgh. The Company employs approximately 950 full-time equivalent employees and currently operates a fleet of 13 Boeing 737s. For more information on Vanguard, visit the Company's Web site at WWW.FLYVANGUARD.COM.

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements are made based on management's belief, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Further information on such risks and uncertainties that could affect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 1999, and in subsequent filings filed with the Securities and Exchange Commission.